United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

Sino-Global Shipping America, Ltd.

(Exact name of Registrant as specified in charter)

Virginia	001- 34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1044 Northern Boulevard, Suite 305

Roslyn, New York 11576-1514

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SINO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported on the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 19, 2019 (the “Form 10-Q”), Sino-Global Shipping America, Ltd., a Virginia corporation (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Mr. Shanming Liang, an accredited and sophisticated investor based in the People’s Republic of China (the “Investor”) on November 14, 2019, pursuant to which the Company agreed to sell to the Investor, and the Investor agreed to purchase from the Company, through a private placement, such number of shares of the common stock, no par value per share, of the Company (“Common Stock”), that shall be issuable at a purchase price per share equal to $1.00 per share for aggregate gross proceeds to the Company of $1,000,000 (the “Private Placement”).

The Private Placement closed on January 29, 2020. As a result, the Investor is issued of 1,000,000 shares of the Common Stock (the “Shares”), approximately 5.8% of the Company’s issued and outstanding shares of the Common Stock on a pre-transaction basis. The Shares are subject to a standard transfer restriction legend under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in their entirety by reference to the Purchase Agreement, which was filed as Exhibit 10.1 to the Form 10-Q.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the sale of the Shares, pursuant to the Purchase Agreement, and the transaction contemplated thereby described in Item 1.01 above, the Company issued the Shares to the Investor. The Company issued such securities in reliance on the exemption from Section 5 of the Securities Act contained in Rule 506 of Regulation D thereunder, as the Investor is an “accredit investor”, as that term is defined in Rule 501(a) Regulation D.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement dated November 14, 2019, incorporate by reference to Exhibit 10.1 of the Company’s quarterly report on Form 10-Q filed on November 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sino-Global Shipping America, Ltd.

Date: January 31, 2020	By:	/s/ Lei Cao
	Name:	Lei Cao
	Title:	Chief Executive Officer

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